                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                                EUROMED, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [ ] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
     (3) Filing Party:


--------------------------------------------------------------------------------
     (4) Date Filed:


--------------------------------------------------------------------------------

                                 EUROMED, INC.
                            WILHELMINAKANAAL NOORD 6
                             NL 4902 VR OOSTERHOUT
                                THE NETHERLANDS



                                 JULY 28, 1997



DEAR STOCKHOLDER:

     YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS (THE "MEETING") OF EUROMED, INC., A NEVADA CORPORATION ("EUROMED"), TO BE HELD AT 10:00 A.M., LOCAL TIME, ON AUGUST 20, 1997, AT THE AIRPORT SCHIPHOL HILTON, HERBERGIERSTRAAT 1, 1118ZK SCHIPOL CT, THE NETHERLANDS. THE ATTACHED NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FULLY DESCRIBE THE FORMAL BUSINESS TO BE TRANSACTED AT THE MEETING.

     DIRECTORS AND OFFICERS OF EUROMED WILL BE PRESENT TO HELP HOST THE MEETING AND TO RESPOND TO ANY QUESTIONS THAT OUR STOCKHOLDERS MAY HAVE. I HOPE THAT YOU WILL BE ABLE TO ATTEND.

     EUROMED'S BOARD OF DIRECTORS BELIEVES THAT A FAVORABLE VOTE ON EACH OF THE MATTERS TO BE CONSIDERED AT THE MEETING IS IN THE BEST INTEREST OF EUROMED AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH SUCH MATTER. ACCORDINGLY, WE URGE YOU TO REVIEW THE ATTACHED MATERIAL CAREFULLY AND TO RETURN THE ENCLOSED PROXY PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN THOUGH YOU HAVE PREVIOUSLY RETURNED YOUR PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING.

     ON BEHALF OF YOUR BOARD OF DIRECTORS, THANK YOU FOR YOUR SUPPORT.

                                        SINCERELY,



                                        A. FRANCOIS HINNEN
                                        CHAIRMAN OF THE BOARD

                                 EUROMED, INC.
                            WILHELMINAKANAAL NOORD 6
                             NL 4902 VR OOSTERHOUT
                                THE NETHERLANDS


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 20, 1997

     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Meeting") of EuroMed, Inc. (the "Company") will be held at 10:00 a.m., local time, on August 20, 1997, at the Airport Schiphol Hilton, Herbergierstraat 1, 1118ZK Schipol CT, The Netherlands, for the following purposes:

          (1) Ratify the sale of Pluripharm International B.V. ("Pluripharm"), a subsidiary of the Company that took place on July 4, 1997 (the "Sale"). Ratification of the Sale by the stockholders of the Company is not required by Nevada law, but is a condition required by the purchasers of Pluripharm. If the stockholders do not ratify the Sale of Pluripharm, the Company will forfeit a portion of the purchase price.

          (2) Such other business as may properly come before the Meeting or any adjournments thereof.

     The close of business on July 28, 1997 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open for examination by any stockholder during ordinary business hours at the offices of EuroMed, Inc. at Wilhelminakanaal Noord 6, NL 4902 VR Oosterhout, The Netherlands.

     Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS PROVIDED. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                        By Order of the Board of Directors



                                        Richard F. Dahlson
Dallas, Texas                           Secretary
July 28, 1997

                                 EUROMED, INC.
                            WILHELMINAKANAAL NOORD 6
                             NL 4902 VR OOSTERHOUT
                                THE NETHERLANDS

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 20, 1997


     This Proxy Statement is being first mailed on or about July 28, 1997 to stockholders of EuroMed, Inc., a Nevada corporation (the "Company"), by the Board of Directors to solicit proxies (the "Proxies") for use at the Special Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m., local time, on August 20, 1997, at the Airport Schiphol Hilton, Herbergierstraat 1, 1118ZK Schipol CT, The Netherlands, or at such other time and place to which the Meeting may be adjourned (the "Meeting Date").

     The purpose of the Meeting is to consider and act upon (i) stockholder ratification of the sale of Pluripharm International B.V. ("Pluripharm"), a subsidiary of the Company (the "Sale"); Ratification of the Sale is not required by Nevada law, but is a condition required by the purchasers of Pluripharm. If the stockholders do not ratify the Sale, the Company will forfeit a portion of the purchase price; (ii) such other matters as may properly come before the Meeting or any adjournments thereof.


     All shares represented by valid Proxies, unless the stockholder otherwise specifies, will be voted (i) FOR ratification of the Sale and (ii) at the discretion of the Proxy holders, with regard to any other matter that may properly come before the Meeting or any adjournments thereof.

     Where a stockholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly. The Proxy may be revoked at any time by providing written notice of such revocation to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York, Attention: Donna Ansbro. If notice of revocation is not received by the Meeting Date, a stockholder may nevertheless revoke a Proxy if the stockholder attends the Meeting and desires to vote in person.

                       RECORD DATE AND VOTING SECURITIES

     The record date for determining the stockholders entitled to vote at the Meeting is the close of business on July 28, 1997 (the "Record Date"), at which time the Company had issued and outstanding 2,300,000 shares of common stock, par value $.01 per share (the "Common Stock"). The Common Stock is the only outstanding voting securities of the Company.

                                     QUORUM

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact all business to come before the Meeting.

                               SALE OF PLURIPHARM

     On July 5, 1996, the Company acquired Pluripharm, a pharmaceutical wholesale company doing business in The Netherlands, from Messrs. Doets and Roozekrans for the purchase price of 10,000,000 Dutch guilders and 850,000 shares of Common Stock. Shortly before such time, The Netherlands Senate approved legislation that reduced the prices of pharmaceuticals significantly (an average of 17.5%) to approximately the average prices for pharmaceuticals in Belgium, France, Germany and Great Britain ("Maximum Price Law"). This legislation determined by decree a maximum price for any registered pharmaceutical. Therefore, the maximum price may not exceed the arithmetic average of the pharmacy purchase prices of comparable pharmaceuticals in such countries.

     The legislation established a prohibition on the sale of pharmaceuticals to pharmacies at a higher price than the maximum price decree. The basis for prices in the reference European Union member states is the generally accepted price lists issued less than six months before the date of the decree establishing the maximum price. No maximum price will be established if comparable pharmaceuticals are quoted on the list of only one reference country. The scope of the Maximum Price Law and the discretionary power for the Minister to set a maximum price by decree is restricted to pharmaceuticals, which in the opinion of the Minister should be available to any person at the reasonable price. The maximum prices will be reviewed every six months. The Company has pursued a complaint procedure against the Maximum Price Law and the method of setting the maximum price for pharmaceuticals. The effects of the Maximum Price Law combined with the Company's inability to integrate Pluripharm's operations with those of the Company, prompted the Company's Board of Directors to initiate a five-point restructuring plan, which included the sale of Pluripharm.

     The five-point restructuring plan consists of: (i) a settlement of all claims between the Company and Messrs. Doets and Roozekrans, whereby they returned 850,000 shares of Common Stock to the Company (on April 18, 1997 these shares were returned to the Company and cancelled); (ii) the Sale of Pluripharm, which took place on July 4, 1997; (iii) the return of 850,000 shares of Common Stock by B.V. Wisteria and its affiliates (which took place on July 4, 1997); (iv) a plan to repurchase in the open-market 300,000 shares of Common Stock; and (v) the undertaking of a new strategy of acquiring healthcare related companies or assets outside of The Netherlands, including possible purchases of health care companies or assets in the United States.

     On July 4, 1997, the Company completed the Sale to Houdstermaatschapi Singultus B.V. i.o. for approximately 7,300,000 Dutch guilders, of which 1,000,000 Dutch guilders are held in escrow (the "Escrow Amount") pending stockholder ratification of the Sale. Stockholder ratification is not required by Nevada law, but is required as a condition to the Company receiving the Escrow Amount. The Sale is final and binding and, accordingly, failure of the Company to receive stockholder ratification will not impact the consummation of the Sale, but will prevent the Company from receiving the Escrow Amount.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                   THE RATIFICATION OF THE SALE OF PLURIPHARM


                PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

     The following table sets forth information with respect to beneficial ownership of Common Stock as of July 28, 1997 by (i) all persons known to the Company to be the beneficial owner of 5% or more of the Common Stock, (ii) each director of the Company, (iii) the chief executive officer and each of the Company's four other most highly compensated executive officers whose total annual compensation for 1996 based on salary and bonus earned during 1996 exceeded $100,000 (the "Named Executive Officers"), and (iv) all the Company directors and executive officers as a group. This table does not include shares of Common Stock that may be purchased pursuant to options not exercisable within 60 days of April 16, 1997. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                                               AMOUNT AND NATURE
                                                 OF BENEFICIAL        PERCENT
NAME OF BENEFICIAL OWNER                           OWNERSHIP          OF CLASS
------------------------                           ---------          --------
A. Francois Hinnen(1)                                1,073,130         46.65%
David Anderson                                              --           *
Jesse Shelmire, IV(2)                                   14,000           *
Robert A. Shuey, III(3)                                 20,000           *

All directors and named Executive Officers           1,107,130         48.14%
as a group (4 persons)

---------------
* Less than 1%

(1) The 1,073,130 shares beneficially owned by Mr. Hinnen are owned directly through B.V. Wisteria, a Netherlands limited liability company, which company is owned by Pantapharma B.V., which is owned by Mr. Hinnen. Mr. Hinnen's address is Beekhuizenseweg 87, 6881 A.G. Velp, The Netherlands.

(2) Consists of warrants to purchase Common Stock, which warrants were issued in connection with the Company's initial public offering (the "Representatives Warrants"). In addition, First London Securities Corporation was issued 20,000 Representatives Warrants, of which Mr. Shelmire disclaims beneficial ownership.

(3) Consists of 20,000 Representatives Warrants. In addition, National Securities Corporation was issued 6,667 Representatives Warrants, of which Mr. Shuey disclaims beneficial ownership.

                                 OTHER BUSINESS

     The Company does not intend to bring any business before the Meeting other than that described herein and at this date the Company has not been informed of any matters that may be presented at the Meeting by others; however, if any other matters properly come before the Meeting or any adjournment thereof, it is intended that the persons named in the accompanying Proxy will vote pursuant to such Proxy in accordance with their best judgment on such matters.


                                 MISCELLANEOUS

     All costs of solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, the officers and employees of the Company may solicit Proxies by telephone or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse them for their out-of-pocket expenses incurred in connection therewith. The Company has engaged American Stock Transfer & Trust Co. as proxy solicitor for approximately $1,500.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, BUT NOT INCLUDING EXHIBITS, WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON THE WRITTEN REQUEST OF SUCH PERSON ADDRESSED TO EUROMED, INC., ATTN: CHAIRMAN OF THE BOARD, WILHELMENAKANAAL NOORD 6, NL 4902VR OOSTERHOUT, THE NETHERLANDS.

                                        By Order of the Board of Directors,



                                        Richard F. Dahlson
                                        Secretary

Dallas, Texas
July 28, 1997

                                   EUROMED, INC.

                           SPECIAL MEETING OF STOCKHOLDERS
                                    COMMON STOCK

        The undersigned hereby appoints Richard F. Dahlson, with the power to act without the other and with full power of substitution, as Proxies to represent and to vote, as designated on the reverse, all Common Stock of EuroMed, Inc. owned by the undersigned, at the Special Meeting of Stockholders to be held at the Airport Schipol Hilton, Herbergierstraatl, 1118ZK Schipol CT, The Netherlands on Monday, August 20, 1997, at 10:00 a.m. local time, upon such business as may properly come before the meeting or any adjournment thereof including the following:

              (CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE)

--------------------------------------------------------------------------------
[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

--------------------------------------------------------------------------------

                                               FOR         AGAINST      ABSTAIN

1.   Ratify the sale of Pluripharm             [ ]           [ ]          [ ]
     International B.V. ("Pluripharm"),
     a subsidiary of the Company that
     took place on July 4, 1997 (the
     "Sale"). Ratification of the Sale
     by the stockholders of the Company
     is not required by Nevada law, but
     is a condition required by the
     purchasers of Pluripharm. If the
     stockholders do not ratify the Sale
     of Pluripharm, the Company will
     forfeit a portion of the purchase
     price.

2.   In their discretion on any other
     matter that may properly come
     before the meeting or any
     adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no specific direction is given, this proxy will be voted (i) Ratify the sale of Pluripharm International B.V. (ii) at the discretion of the proxy holders with regard to any other matter that may properly come before the meeting or any adjournment thereof.

This proxy may be revoked prior to the exercise of the powers conferred by the proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE DATE, SIGN EXACTLY AS SHOWN HEREON AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED ENVELOPE.

Signature
         ----------------------------------------------------------------------
                                                     DATE                 , 1997
-----------------------------------------------------    -----------------
          (SIGNATURE IF HELD JOINTLY)

NOTE: Please date, sign exactly as shown hereon and mail promptly this proxy in the enclosed envelope. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.